                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2006, in Amendment No. 2 to the Registration
Statement (on Form S-1 No. 333-132228) and related Prospectus of CTC Media, Inc.
dated May 1, 2006.

/s/ Ernst&Young LLC
    ----------------------------

Moscow, Russia

April 28, 2006